UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01402

CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)

(Exact name of registrant as specified in charter)

333 South Wabash Avenue, Chicago, IL	60604
(Address of principal executive offices)	(Zip code)

Lynne Gugenheim

333 South Wabash Avenue, 23S

Chicago, IL 60604

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 822-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

ITEM 1:	REPORTS TO STOCKHOLDERS

Participants’ Inquiries To:

Continental Assurance Company

Separate Account (B)

Attn: Pension Client Services-42nd Floor

333 S. Wabash Ave.

Chicago, Illinois 60604

800-351-3001

Continental Assurance Company

Separate Account (B)

Report to Participants

December 31, 2008

Web Site: www.cna.com/sab/

Internet e-mail: sab@cna.com

Dear Participant:

During one of the most turbulent years on record, Separate Account (B) outperformed its benchmark during the first half of the year, underperformed its benchmark during the second half of the year, and finished 2008 with a total return that was less than 1 percent lower than its benchmark. For the twelve month reporting period ended December 31, 2008 Separate Account (B) had a total return of -35.7% compared to a total return of -34.9% for its benchmark, the S&P 500/Citigroup Growth Index(R). For more specific information about the performance of Separate Account (B), please see the Portfolio Manager’s Perspective section.

The severity and duration of the current economic recession should become clearer in 2009. The National Bureau of Economic Research has retroactively determined that the current recession began in December of 2007. Current forecasts anticipate that the recession will continue during the first half of 2009 until Gross Domestic Product turns positive in the third and fourth quarters. If these forecasts hold true the recession will have lasted eighteen months and would have been the worst one to hit the United States in the last forty years.

Core inflation (which excludes energy and food prices) is expected to remain between 1.1% and 1.6% during 2009 after averaging 2.3% during 2008. The unemployment rate is expected to increase to 8.4% by year-end 2009, up from 7.2% at year-end 2008. Consensus forecasts as of December 2008 indicated that the market does not expect the Federal Reserve Board to increase the Fed Funds Target Rate significantly from its year-end 2008 target range of 0.00% to 0.25% during 2009. Other economic developments with potentially negative ramifications for the economy in 2009 include a reduction in consumer spending, ongoing marketplace liquidity issues, and further declines in home values. In addition, inflation may emerge when the economy moves out of the recession and begins to grow again.

With the expectation of slow to negative economic growth, rising levels of unemployment, and stable levels of core inflation, many equity managers will hold attractively priced stocks that have market growth potential as well as the ability to maintain a dividend. Separate Account (B)’s Portfolio Manager currently has positions that meet these criteria, and will continue to consider additional positions as circumstances warrant. The Portfolio Manager will continue to monitor market conditions closely and make portfolio adjustments that we believe will enhance relative returns within the growth stock universe.

Thank you for your continued support and participation.

Cordially,

Dennis R. Hemme

Chairman of the Committee

The statements contained in this management letter, which are not historical facts, are forward-looking statements. When included in this management letter, the words “believe,” “expects,” “intends,” “anticipates,” “estimates,” and analogous expressions are intended to identify forward-looking statements. Such statements inherently are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected. These forward-looking statements speak only as of the date of this management letter.

Portfolio Manager’s Perspective

In the section below, Portfolio Manager Marilou R. McGirr discusses the performance of Separate Account (B) (the Fund) as well as the market environment and key investment strategies used during 2008. Ms. McGirr became the Portfolio Manager for the Fund in 2002 after having been the Fund’s Chairman for five years. In addition, she was previously the Fund’s trader for eleven years and has more than twenty-five years of investment experience.

Separate Account (B)’s accumulated unit value decreased by 35.7% during 2008. During the same time period, and including reinvested dividends, the S&P 500/Citigroup Growth Index® lost 34.9% and the S&P 500 Index® (the S&P 500) was down 37.0%. The S&P 500/Citigroup Growth Index® measures the return of the growth stocks contained within the S&P 500 and is Separate Account (B)’s benchmark for performance. The S&P 500 is a broad index which contains both value and growth stocks of large-cap U.S. companies, generally defined as companies that have a market capitalization of $10 billion or more. Your Separate Account (B) portfolio is structured for growth, with a core holding of high quality, large-cap companies. Separate Account (B)’s December 2008 year-to-date performance fell short of its benchmark by 0.8%. This shortfall was primarily driven by individual stock selection. At December 31, 2008 Separate Account (B) was underweighted in the Consumer Discretionary, Energy, and Health Care sectors and overweighted in the Consumer Staples, Industrials, Information Technology, Materials, and Utilities sectors, relative to its benchmark.

Common Stock Sector Distribution

Separate Account (B) and

S&P 500/Citigroup Growth Index®

December 31, 2008

Sector	Separate Account (B)	S&P 500 / Citigroup Growth Index®
Consumer Discretionary	3.5%	7.8%
Consumer Staples	16.7%	13.6%
Energy	11.0%	23.1%
Financials	4.5%	4.5%
Health Care	15.1%	15.4%
Industrials	14.6%	8.9%
Information Technology	26.6%	24.2%
Materials	4.7%	2.3%
Utilities	3.3%	0.2%

Market dislocations, uncertainty, and volatility reached historic levels in the fourth quarter of 2008 as the market moved to re-price over-valued assets, starting with those backed by sub-prime mortgages. This general re-pricing of risk in the marketplace was extreme enough to cause the insolvency, or threaten the solvency, of many large financial institutions. The major U.S. domestic equity indices lost over a third of their value during 2008 as the economic downturn that began in December 2007 became even more severe during the fourth quarter of 2008.

Gross Domestic Product slowed from an annual rate of 2.0% in 2007 to 1.3% for 2008, reflecting the impact of the recession on overall economic growth. Core inflation, which excludes food and energy prices, averaged 2.3% in both 2007 and 2008. However, core inflation decreased noticeably in the fourth quarter of 2008 dropping from 2.5% at the end of September to 1.8% by the end of December. Oil prices were volatile during 2008, starting off at $96.15 per barrel, rising to $140.25 by June before falling to $44.10 at year-end. The unemployment rate, which had averaged 4.6% during 2007, increased steadily throughout the year and reached 7.2% by December of 2008. News in the housing market was bad across the board in 2008. According to the S&P/Case-Schiller Home Price Index, home prices declined at a record pace of nearly 20% and are now back to their early 2004 levels. In addition, existing home sales and housing starts reached ten and thirty year lows, respectively. Lastly, there were significant increases in both mortgage delinquency and foreclosure rates during 2008, largely driven by the poor performance of sub-prime loans.

The Conference Board’s Consumer Confidence Index reached its lowest level of the year in December of 2008, less than half of what it was at the beginning of the year. Consumer spending, which accounts for approximately two-thirds of the U.S. economy, is showing signs of weakening and is expected to have fallen by 2.7% in the fourth quarter of 2008.

As the economic downturn worsened, the government stepped in to provide liquidity and attempted to slow the rapid deterioration in the markets. The U.S. Treasury provided capital and liquidity to both the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC) to prevent insolvency, ensure a functioning mortgage market, and shore up overall investor confidence. In September of 2008 the U.S. Treasury placed FNMA and FHLMC into conservatorship to stabilize their capital bases and prevent further disruptions in the mortgage market. In addition, the Troubled Asset Relief Program (TARP) was put in place in the fourth quarter to add additional liquidity to the marketplace and to encourage banks to resume lending. At the same time the Federal Reserve Board (the Fed) lowered the Fed Funds Target Rate from 2.00% at mid-year to a range of 0.00% to 0.25% by year-end. U.S. Treasury yields moved sharply lower in response to the government’s monetary policies and investors’ flight to quality, which was triggered by losses and uncertainty in the equity and credit markets. Yields on three month T-Bills dropped from 3.24% at year-end 2007 to 0.11% by year-end 2008. During the same time frame yields on two-year U.S. Treasurys declined 232 basis points, dropping from 3.06% to 0.74% and ten-year U.S. Treasurys dropped 182 basis points moving from 4.03% to 2.21%.

The Fund’s key investment strategy during 2008, given the Portfolio Manager’s expectations at that time of slowing economic growth, increasing unemployment, and low levels of inflation was to hold stocks that had shown growth in both market capitalization and the ability to maintain a dividend.

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by Separate Account (B). Also, note that both investment returns and principal value can fluctuate widely, so a participant's units, when sold, could be worth more or less than their original cost. In addition, the performance data does not reflect the deduction of a sales load or fee and, if reflected, the sales load or fee would reduce the performance results. The returns shown do not reflect taxes that a participant would pay on Fund distributions or on the sale of Fund units.

Committee Members

for Separate Account (B)

Dennis R. Hemme	Richard T. Fox	Peter J. Wrenn
Chairman of the Committee and President Senior Vice President and Treasurer Continental Assurance Company	Financial Consultant	Chairman and Treasurer Hudson Technology, Inc.

Marilou R. McGirr Vice President and Treasurer (Portfolio Manager) Vice President and Assistant Treasurer	Petrine J. Nielsen Retired
Continental Assurance Company
Officers
Lynne Gugenheim Secretary (Principal Executive Officer) Senior Vice President and Deputy General Counsel Continental Assurance Company	D. Craig Mense (Principal Financial and Accounting Officer) Executive Vice President and Chief Financial Officer Continental Assurance Company	Michael P. Coffey Chief Compliance Officer Assistant Vice President and Assistant General Counsel Continental Assurance Company

Auditors	Custodian

Deloitte & Touche LLP	JPMorgan Chase Bank, N.A.
Chicago, Illinois	Chicago, Illinois

This report has been prepared for the information of participants in Continental Assurance Company Separate Account (B) and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus that includes information regarding Separate Account (B)’s objectives, policies, management, records, sales commissions and other information.

Record of Accumulation Unit Values

	Valuation Date	Unit Market Value
2008	December 31,	$20.64
2007	December 31,	32.10
2006	December 31,	26.81
2005	December 31,	23.08
2004	December 31,	21.15
2003	December 31,	19.55
2002	December 31,	16.00
2001	December 31,	20.48
2000	December 31,	26.37
1999	December 31,	28.78

Illustration of an Assumed Investment in One Accumulation Unit

Separate Account (B) does not make distributions of investment income and realized capital gains; therefore, the unit values include investment income and capital gains. This chart displays the unit value at December 31, for each of the past ten years. These values should not be considered representations of values which may be achieved in the future.

Continental Assurance Company Separate Account (B)

Schedule of Investments

December 31, 2008 (All investments are in securities of unaffiliated issuers)	Number of Shares	Fair Value
COMMON STOCKS:

CONSUMER DISCRETIONARY–3.4%
Hotels, Restaurants & Leisure–2.3%
Marriott International, Inc.— Class A	31,000	$602,950

Multiline Retail–1.1%
Nordstrom, Inc.	22,750	302,803

CONSUMER STAPLES–16.0%
Beverages–7.6%
Molson Coors Brewing Company — Class B	16,500	807,180
Pepsico, Inc.	22,000	1,204,940

		2,012,120

Food & Staples Retailing–2.7%
CVS Caremark Corporation	25,000	718,500

Household Products–3.3%
The Procter & Gamble Company	14,000	865,480

Tobacco–2.4%
Philip Morris International Inc.	15,000	652,650

ENERGY–10.6%
Energy Equipment & Services–4.5%
Halliburton Company	30,000	545,400
Schlumberger Limited(**)	10,000	423,300
Weatherford International Ltd.(*)(**)	22,000	238,040

		1,206,740

Oil, Gas & Consumable Fuels–6.1%
Exxon Mobil Corporation	16,000	1,277,280
Marathon Oil Corporation	12,000	328,320

		1,605,600

(*)	Denotes non-income producing holdings for the year ended December 31, 2008.
(**)	Denotes non-U.S. domiciled companies.
(***)	A trust consisting of approximately 20 common stocks.

The accompanying Notes are an integral part of these Financial Statements

Continental Assurance Company Separate Account (B)

Schedule of Investments — continued

December 31, 2008 (All investments are in securities of unaffiliated issuers)	Number of Shares	Fair Value
FINANCIALS–4.3%
Capital Markets–2.0%
The Bank of New York Mellon Corporation	18,868	$534,530

Diversified Financial Services–2.3%
JPMorgan Chase & Co.	19,000	599,070

HEALTHCARE–14.6%
Biotechnology–3.9%
Gilead Sciences, Inc.(*)	20,000	1,022,800

Health Care Equipment & Supplies–4.5%
Baxter International Inc.	10,000	535,900
St. Jude Medical, Inc.(*)	20,000	659,200

		1,195,100

Pharmaceuticals–6.2%
Abbott Laboratories	16,500	880,605
Pharmaceutical Holdrs (SM) Trust(***)	12,500	766,625

		1,647,230

INDUSTRIALS–14.0%
Aerospace & Defense–7.8%
The Boeing Company	10,800	460,836
L-3 Communications Holdings, Inc.	10,000	737,800
United Technologies Corporation	16,000	857,600

		2,056,236

Industrial Conglomerates–1.8%
General Electric Company	30,000	486,000

Road & Rail–4.4%
CSX Corporation	36,000	1,168,920

(*)	Denotes non-income producing holdings for the year ended December 31, 2008.
(**)	Denotes non-U.S. domiciled companies.
(***)	A trust consisting of approximately 20 common stocks.

The accompanying Notes are an integral part of these Financial Statements

Continental Assurance Company Separate Account (B)

Schedule of Investments — continued

December 31, 2008 (All investments are in securities of unaffiliated issuers)	Number of Shares	Fair Value
INFORMATION TECHNOLOGY–25.6%
Communications Equipment–5.7%
Cisco Systems, Inc.(*)	40,000	$652,000
Corning Incorporated	35,000	333,550
Qualcomm Incorporated	15,000	537,450

		1,523,000

Computers & Peripherals–4.1%
Hewlett-Packard Company	30,000	1,088,700

Internet Software & Services–5.8%
Google Inc. — Class A(*)	5,000	1,538,250

IT Services–8.4%
Mastercard Incorporated — Class A	10,000	1,429,300
Visa Inc. — Class A	15,000	786,750

		2,216,050

Semiconductors & Semiconductor Equipment–1.6%
Applied Materials, Inc.	42,500	430,525

MATERIALS–4.5%
Chemicals–4.5%
Praxair, Inc.	20,000	1,187,200

UTILITIES–3.1%
Electric Utilities–3.1%
Exelon Corporation	15,000	834,150

Total Common Stocks–96.1%		25,494,604

MONEY MARKET FUND
JPMorgan U.S. Government Agency Shares		1,025,286

Total short-term–3.9%		1,025,286

TOTAL INVESTMENTS		$26,519,890

(*)	Denotes non-income producing holdings for the year ended December 31, 2008.
(**)	Denotes non-U.S. domiciled companies.
(***)	A trust consisting of approximately 20 common stocks.

The accompanying Notes are an integral part of these Financial Statements

Continental Assurance Company Separate Account (B)

Statement of Assets and Liabilities

December 31, 2008
Assets:
Investments in securities of unaffiliated issuers:
Common stocks, at fair value	$25,494,604
Money market fund	1,025,286

Total investments (cost: $27,855,910)	26,519,890

Dividends and interest receivable	42,202
Prepaid expenses	4,587

Total assets	26,566,679

Liabilities:
Fees payable to Continental Assurance Company	3,259
Accrued expenses	4,888

Total liabilities	8,147

Participants’ equity — net assets
Accumulated net investment income	53,983,178
Accumulated net realized gain on investment transactions	175,533,783
Accumulated net unrealized loss	(1,336,020)
Capital paid in	(201,622,409)

Total participants’ equity — net assets (1,286,475 accumulation units outstanding at $20.64 per accumulation unit; unlimited accumulation units authorized)	$26,558,532

The accompanying Notes are an integral part of these Financial Statements

Continental Assurance Company Separate Account (B)

Statement of Operations

Year ended December 31, 2008
Investment income:
Dividends	$531,015
Interest	13,963

Total investment income	544,978

Expenses:
Investment advisory fees	184,754
Legal and audit	48,354
Prospectus and unitholder reports	35,278
Committee Member fees	30,000
Fidelity bond	6,508
Miscellaneous	5,725

Total expenses	310,619

Net investment income	234,359

Investments:
Net realized gains (losses) on investments	(521,903)
Change in net unrealized gains (losses) on investments	(14,992,260)

Net gains (losses) on investments	(15,514,163)

Net increase (decrease) in participants’ equity resulting from operations	$(15,279,804)

The accompanying Notes are an integral part of these Financial Statements

Continental Assurance Company Separate Account (B)

Statements of Changes in Participants’ Equity

Years ended December 31,	2008	2007
From operations:
Net investment income	$234,359	$142,514
Net realized gains (losses) on investments	(521,903)	2,375,416
Change in net unrealized gains (losses) on investments	(14,992,260)	5,069,953

Net increase (decrease) in participants’ equity resulting from operations	(15,279,804)	7,587,883

From accumulation unit transactions:
Sales (0 accumulation units in 2008, and 10 accumulation units in 2007)	—	286
Withdrawals (83,770 accumulation units in 2008, and 130,111 accumulation units in 2007)	(2,141,583)	(3,831,785)

Net decrease in participants’ equity resulting from accumulation unit transactions	(2,141,583)	(3,831,499)

Total increase (decrease) in participants’ equity	(17,421,387)	3,756,384
Participants’ equity, beginning of the year	43,979,919	40,223,535

Participants’ equity, end of the year	$26,558,532	$43,979,919

The accompanying Notes are an integral part of these Financial Statements

Continental Assurance Company Separate Account (B)

Financial Highlights

(Per accumulation unit outstanding during the period)	Years ended December 31,
	2008	2007	2006	2005	2004

Value at the beginning of the period	$32.10	$26.81	$23.08	$21.15	$19.55

Investment income(1)	0.41	0.34	0.30	0.27	0.32
Expenses(1)	(0.23)	(0.24)	(0.20)	(0.18)	(0.16)

Net investment income	0.18	0.10	0.10	0.09	0.16
Net gain (loss) on investments	(11.64)	5.19	3.63	1.84	1.44

Net increase (decrease) in participants’ equity resulting from operations	(11.46)	5.29	3.73	1.93	1.60

Value at the end of the period	$20.64	$32.10	$26.81	$23.08	$21.15

Net assets ($000’s)	$26,559	$43,980	$40,224	$42,248	$52,838
Total return(2)	(35.7)%	19.7%	16.2%	9.1%	8.2%
Ratio of net investment income to average participants’ equity	0.63%	0.34%	0.40%	0.41%	0.76%
Ratio of expenses to average participants’ equity	0.83%	0.82%	0.83%	0.83%	0.83%
Portfolio turnover rate	22%	11%	43%	48%	52%
Number of accumulation units outstanding at the end of the period	1,286,475	1,370,245	1,500,346	1,830,683	2,497,896

(1)	Investment income and expenses per accumulation unit is based on average accumulation units outstanding during the period.
(2)	These numbers do not reflect the deduction of a sales load or fee and, if reflected, the sales load or fee would reduce the total return. In addition, the returns shown do not reflect taxes that a participant would pay on Fund distributions or on the sale of Fund units. The total return figures presented here represent past performance, which is not a guarantee of future results that may be achieved by Separate Account (B).

The accompanying Notes are an integral part of these Financial Statements

Notes to Financial Statements

Note 1. Significant Accounting Policies

Organization

Continental Assurance Company Separate Account (B) (Separate Account (B)) is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. Separate Account (B) is a separate account of Continental Assurance Company (CAC), an Illinois life insurance company which is a wholly-owned subsidiary of Continental Casualty Company (Casualty). Casualty is wholly-owned by The Continental Corporation (TCC). TCC is wholly owned by CNA Financial Corporation (CNAF). Loews Corporation owns approximately 90% of the outstanding common stock of CNAF as of December 31, 2008.

CAC sold the vast majority of its life and group businesses in 2003 and 2004 and is no longer soliciting sales in the remaining life and group businesses, including Separate Account (B). Accordingly new purchases of accumulation units by Separate Account (B) participants generally are not being accepted, except where contractually required. CAC also provides investment advisory and administrative services to Separate Account (B) for a fee. For a detailed discussion of the fee structure related to the investment advisory and administrative services, please see Note 3. Fees and Other Transactions with Affiliates.

The assets and liabilities of Separate Account (B) are segregated from those of CAC.

Investments

Investments in securities traded on national securities exchanges are valued at the last reported sales price. Short-term notes are valued at cost plus accrued discount or interest (amortized cost) which approximates fair value. Money market funds are valued at net asset value which approximates fair value.

Net realized gains and losses on sales of securities are determined as the difference between proceeds and cost, using the specific identification method. There are no differences in cost for financial statement and federal income tax purposes.

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income on the money market fund is accrued on a daily basis.

Options Writing

When Separate Account (B) writes an option, an amount equal to the premium received by Separate Account (B) is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by Separate Account (B) on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether Separate Account (B) has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by Separate Account (B). Separate Account (B) as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no options outstanding as of December 31, 2008.

Expenses

Effective as of June 1, 2007, most of the expenses of Separate Account (B) are paid directly by Separate Account (B). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. For a detailed discussion of the fee and expense structure of Separate Account (B), please see Note 3. Fees and Other Transactions with Affiliates.

Federal Income Taxes

Separate Account (B) is not qualified as a “regulated investment company” under subchapter M of the Internal Revenue Code, as it is not taxed separately from CAC. While Separate Account (B) is part of the total operations of CAC, under existing federal income tax law, no taxes are payable on the investment income and realized capital gains which are reinvested in Separate Account (B) and which are taken into account in determining the value of the Accumulation Unit and the value of the Annuity Unit and which are not distributed to participants except as part of annuity payments. Both investment income and realized capital gains are accumulated and reinvested.

The investment results credited to a participant’s account are not taxable to the participant until benefits are received by the participant. At that time, there is no distinction made between investment income and realized and unrealized gains in determining either the amount of the participant’s benefits, or the taxes paid by the participant on these benefits. All payments generally are taxable to the recipient as ordinary income as received. A participant may wish to consult a tax adviser for more complete information.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounting Pronouncements

Statement of Financial Accounting Standard (SFAS) No. 157, Fair Value Measurement (SFAS 157)

In September 2006, the Financial Accounting Standards Board (FASB) issued SFAS 157, which defines fair value, establishes a framework for measuring fair value, specifies acceptable valuation techniques, prioritizes the inputs used in the valuation techniques into a fair value hierarchy and expands the disclosure requirements about assets and liabilities measured at fair value. The SFAS 157 hierarchy is based on observable inputs reflecting market data obtained from independent sources or unobservable inputs reflecting Separate Account (B)’s market assumptions. This hierarchy requires Separate Account (B) to use observable market data, when available.

Separate Account (B)’s adoption of SFAS 157 on January 1, 2008 had no impact on net assets or results of operations as of or for the year ended December 31, 2008. Separate Account (B) has complied with the disclosure requirements of SFAS 157 in Note 5.

SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161)

In March 2008, the FASB issued SFAS 161, which amends SFAS 133, Accounting for Derivative Instruments and Hedging Activities, and requires enhanced disclosures regarding the use of derivative instruments, how they are accounted for and how they affect an entity’s financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Separate Account (B)’s adoption of SFAS 161 will have no impact on net assets or results of operations.

Note 2. Investments

Net realized gains (losses) on investments Year ended December 31, 2008
Aggregate proceeds — common stock	$11,038,619
Aggregate cost — common stock	11,560,522

Net realized gains (losses) on investments	$(521,903)

Decrease in net unrealized gains (losses) on investments Year ended December 31, 2008
Net unrealized gains (losses) on investments
Balance, December 31, 2008	$(1,336,020)
Less balance, January 1, 2008	13,656,240

Change in net unrealized gains (losses) on investments	$(14,992,260)

Aggregate cost of securities purchased Year ended December 31, 2008
Common stocks	$8,114,879

Total investment purchases	$8,114,879

Note 3. Fees and Other Transactions with Affiliates

At the May 11, 2007 Annual Meeting of Separate Account (B) (the Annual Meeting), the Participants approved the Second Restated and Amended Investment Advisory Agreement with CAC which became effective as of June 1, 2007 (the Amended Advisory Agreement). Under the Amended Advisory Agreement, as of June 1, 2007 Separate Account (B) directly pays most of the fees and expenses associated with Separate Account (B) including professional fees, fees of Committee Members not employed by CAC, printing costs and fidelity bond insurance. CAC pays for fees and expenses related to the sale of accumulation units, as well as the fees and expenses related to its investment advisory services. Under the Amended Advisory Agreement, Separate Account (B) pays CAC a monthly investment advisory fee, computed at the annual rate of 0.50 of 1% of the average daily net asset value of Separate Account (B).

Also at that Annual Meeting, the Participants approved the revision to the investment policy regarding investments in investment companies. As a result, the assets of Separate Account (B) can be invested in securities contracts of investment companies, which charge advisory and administrative fees that are separate and in addition to the advisory fee charged by CAC. Under the Amended Advisory Agreement, CAC agreed to limit the amount of indirect expenses that Separate Account (B) would incur for assets invested in securities contracts of investment companies (excluding assets invested in money market funds) to 0.20 of 1% of the average daily net asset value of Separate Account (B) on any business day by having CAC reimburse Separate Account (B) for any indirect expenses in excess of this amount. Separate Account (B) did not invest in securities contracts of investment companies (other than money market funds) during the year ended December 31, 2008. Accordingly, no such reimbursement was required in 2008.

Participants pay fees directly to CAC for sales and administrative services, which are deducted from participants’ accounts on an annual basis (included in accumulation unit transaction withdrawals in the Statement of Changes in Participants’ Equity). Sales fees represent costs paid by participants upon purchase of additional accumulation units; administrative fees are deducted annually from applicable participants’ accounts.

Fees and expenses paid to CAC Year ended December 31, 2008
Investment advisory fees charged to participants’ equity	$184,754
Administrative fees paid by participants	2,934

Total	$187,688

Note 4. Derivative Financial Instruments

CAC, in acting for Separate Account (B), may write covered call options for income enhancement purposes. To close out a position when writing covered call options, Separate Account (B) may make a “closing purchase transaction.” CAC, in acting for Separate Account (B), may also purchase covered put options for hedging purposes. If market conditions are appropriate for Separate Account (B) to exercise the purchased put option, Separate Account (B) also may sell a put option to close out a purchased put option rather than exercising the purchased put option. Separate Account (B) will write call options and purchase put options only if the related stock is held in its portfolio. The put and call options described above will generally have a contract term of nine months or less. The market value of the securities subject to such option obligations at the time such options are written or purchased will not, in the aggregate, exceed 30% of Separate Account (B)’s total assets.

Derivatives are carried at fair value, which generally reflects the estimated amounts that Separate Account (B) would receive or pay upon termination of the contracts at the reporting date.

The fair values associated with these instruments are generally affected by changes in the underlying stock price. The credit risk associated with these instruments is minimal as all transactions are cleared through Options Clearing Corporation.

There were no option transactions for the year ended December 31, 2008 and no options were outstanding as of December 31, 2008.

Note 5. Fair Value

Fair value is the price that would be received upon sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The following fair value hierarchy is used in selecting inputs, with the highest priority given to Level 1, as these are the most transparent or reliable.

Level 1 – Quoted prices for identical instruments in active markets.

Level 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs are observable in active markets.

Level 3 – Valuations derived from valuation techniques in which one or more significant inputs are unobservable.

Assets and liabilities measured at fair value on a recurring basis are summarized below.

December 31, 2008	Level 1	Level 2	Level 3	Total investments at fair value
Common stocks	$25,494,604	$—	$—	$25,494,604
Money market fund	1,025,286	—	—	1,025,286

Total investments	$26,519,890	$—	$—	$26,519,890

Common stocks and the money market fund, classified within Level 1 of the fair value hierarchy, include publicly traded securities valued using quoted market prices and a fund which is actively traded.

The carrying value of financial instruments including Dividends and interest receivable, Fees payable to Continental Assurance Company and Accrued expenses, reported on the Statement of Assets and Liabilities, approximate fair value because of the short term nature of these items.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Committee Members and the Participants of

Continental Assurance Company Separate Account (B)

Chicago, Illinois

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Continental Assurance Company Separate Account (B) (“Separate Account”) (a separate account of Continental Assurance Company, which is an affiliate of CNA Financial Corporation, an affiliate of Loews Corporation), as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in participants’ equity for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2008, the results of its operations, the changes in its participants’ equity, and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

February 20, 2009

Committee Members and Executive Officers

The management of Continental Assurance Company Separate Account (B) (Separate Account (B)), including general supervision of the duties performed for it by CAC, is the responsibility of the Committee Members of Separate Account (B). The number of Committee Members of Separate Account (B) is currently set at five. None of the Committee Members who are not “interested” persons of Separate Account (B) has been a director or employee of, or consultant to, the adviser or its affiliates in the last twenty years. The names and business addresses of the Committee Members and executive officers of Separate Account (B), their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Last 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee
Disinterested Committee Members
Richard T. Fox 333 South Wabash Avenue Chicago, Illinois 60604 Born February 15, 1938	Committee Member	One Year Since February 1986	Financial Consultant	One	None
Petrine J. Nielsen 333 South Wabash Avenue Chicago, Illinois 60604 Born June 27, 1940	Committee Member	One Year Since June 2004	Retired	One	None
Peter J. Wrenn 333 South Wabash Avenue Chicago, Illinois 60604 Born February 10, 1936	Committee Member	One Year Since April 1987	Chairman and Treasurer of Hudson Technology, Inc. (tooling and manufacturing)	One	None

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Last 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee
Interested Committee Members and Executive Officers*
Dennis R. Hemme 333 South Wabash Avenue Chicago, Illinois 60604 Born June 19, 1955	Committee Member Chairman and President	One Year Since May 2003	Senior Vice President and Treasurer of CAC and Continental Casualty Company (Casualty) since April 2007; prior thereto Vice President and Treasurer of CAC and Casualty	One	None
Marilou R. McGirr 333 South Wabash Avenue Chicago, Illinois 60604 Born March 29, 1953	Committee Member Vice President and Treasurer	One Year Since November 1997	Vice President and Assistant Treasurer of CAC and Casualty; Portfolio Manager of Separate Account (B)	One	None
Lynne Gugenheim 333 South Wabash Avenue Chicago, Illinois 60604 Born January 25, 1960	Secretary (Principal Executive Officer)	One Year Since April 1995	Senior Vice President and Deputy General Counsel of CAC and Casualty	N/A	None
D. Craig Mense 333 South Wabash Avenue Chicago, Illinois 60604 Born November 19, 1951	(Principal Financial and Accounting Officer)	N/A Since December 2004	Executive Vice President and Chief Financial Officer of CAC and Casualty since November 2004; President and Chief Executive Officer of Global Run-Off Operations for St. Paul Travelers from May 2004 to November 2004; prior thereto Chief Operating Officer of the Gulf Insurance Group	N/A	None
Michael P. Coffey 333 South Wabash Avenue Chicago, Illinois 60604 Born October 10, 1966	Chief Compliance Officer	One Year Since August 2004	Assistant Vice President and Assistant General Counsel of CAC and Casualty since April 2006; prior thereto Director and Senior Counsel of CAC and Casualty	N/A	None
*	An “interested person” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (1940 Act), by virtue of his/her employment with CAC.

Remuneration of Committee Members

Separate Account (B) pays Committee Members not employed by CAC a fee for their service of $10,000 per annum and reimburses Committee Members for expenses incurred in attending Committee meetings. No payments of fees or expenses are made by Separate Account (B) to any Committee Member who is an officer, or employee of, or special consultant to, CAC, CNA Financial Corporation (CNAF) or any of their affiliated companies. Therefore, neither Mr. Hemme nor Ms. McGirr has received, nor will receive, any such payments. In addition, no Executive Officer of Separate Account (B) receives any such payments from Separate Account (B).

Quarterly Portfolio of Investments and Proxy Voting

Separate Account (B) files its complete schedule of investments with the Securities and Exchange Commission (SEC) for the first and third quarter of each fiscal year on Form N-Q which, when filed, is available without charge, upon written request. Please send a written request to Continental Assurance Company Separate Account (B), Attn: Pension Client Services - 42nd Floor, 333 S. Wabash Ave. Chicago, Illinois 60604.

Separate Account (B)’s proxy voting guidelines and information regarding how Separate Account (B) voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2008 are available without charge, upon request, by calling Continental Assurance Company toll-free at (800) 351-3001.

You may also obtain Separate Account (B)’s proxy voting guidelines, information regarding how proxies were voted, Separate Account (B)’s complete schedule of investments, and other fund information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. The SEC may charge a copying fee for this information. You may also request information about Separate Account (B) by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. No substantive amendments were approved or waivers were granted to this Code of Ethics during the period covered by this report. The Registrant undertakes to provide a copy of this Code of Ethics without charge to anyone who makes a written request to the Secretary of the Registrant at the following address:

Continental Assurance Company Separate Account (B)

333 South Wabash Avenue

Chicago, IL 60604

Attn: Secretary, 23S

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Committee of Registrant has determined that Richard T. Fox qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fox is considered “independent” as described for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(d) Aggregate fees billed to the Registrant for the last two fiscal years for professional services rendered by the Registrant’s principal accountant (Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates) are listed below.

	2008	2007
Audit Fees Allocated to Registrant	$42,000	$50,700
Audit-Related Fees Allocated to Registrant	$—	$—
Tax Fees Allocated to Registrant	$—	$—
All Other Fees Allocated to Registrant	$—	$—

Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-Related Fees include amounts for attest services not required by statute or regulation. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. All Other Fees include amounts for products and services not reported in Audit Fees, Audit-Related Fees and Tax Fees.

(e) (1) The Registrant’s Audit Committee is required to approve the engagement of the auditors and all non-audit services provided to the Registrant. The Audit Committee has established a pre-approval policy with regard to auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent registered public accountants, subject to certain de minimis exceptions for non-audit services which are approved by the Audit Committee prior to the completion of the audit. Under this policy, the Audit Committee annually pre-approves certain limited, specified recurring services which may be provided by the principal accountant. All other engagements for services to be performed by the principal accountant for Registrant must be separately pre-approved by the Audit Committee. The Audit Committee may also form and delegate authority to a subcommittee consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

(2) No services included in (a) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable as less than fifty percent.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $1,964,000 and $400,000.

(h) The Registrant’s Audit Committee has considered whether the provision by the Registrant’s principal accountant of non-audit services to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence and determined that it was compatible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

(a) Information included in Item 1.

(b) No disclosure is required by this Item 6(b).

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to the Registrant.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no changes to the procedures by which participants may recommend nominees to the Committee.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (1940 Act)) as of a date within 90 days of the filing date of this report, the Registrant’s principal executive officer and principal financial and accounting officer have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

File the exhibits listed below as part of this Form.

(a) (1) Registrant’s Code of Ethics: Not applicable. Please see Item 2 above.

(a) (2) Separate certifications by the Registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940: Attached hereto as
EX-99.CERT.

(a) (3) Not applicable to the Registrant.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940: Attached hereto as
EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Continental Assurance Company Separate Account (B)

By:	/s/ LYNNE GUGENHEIM
Lynne Gugenheim
Secretary (Principal Executive Officer)

Date: February 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ D. CRAIG MENSE
D. Craig Mense
(Principal Financial and Accounting Officer)

Date: February 27, 2009

By:	/s/ LYNNE GUGENHEIM
Lynne Gugenheim
Secretary (Principal Executive Officer)

Date: February 27, 2009